   MORGAN STANLEY INSTITUTIONAL FUND TRUST - CORE PLUS FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007

                                                                   AMOUNT OF     % OF
                                      FFERING      TOTAL            SHARES     OFFERING   % OF FUNDS
   SECURITY     PURCHASE/    SIZE OF PRICE OF    AMOUNT OF        PURCHASED    PURCHASED     TOTAL                      PURCHASED
   PURCHASED    TRADE DATE  OFFERING  SHARES      OFFERING          BY FUND     BY FUND    ASSETS         BROKERS        FROM
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                         Morgan
                                                                                                        Stanley,
                                                                                                         Citi,
                                                                                                         Credit
                                                                                                        Suisse,
                                                                                                        Goldman,
                                                                                                        Sachs &
                                                                                                          Co.,
                                                                                                        Deutsche
                                                                                                          Bank
                                                                                                      Securities,
                                                                                                        JPMorgan
                                                                                                          RBS
                                                                                                       Greenwich
                                                                                                        Capital,
                                                                                                         Daiwa
                                                                                                       Securities
                                                                                                          SMBC
                                                                                                        Europe,
                                                                                                       Mitsubishi
                                                                                                          UFJ
    Capmark                                                                                           Securities,
   Financial                                                                                            Wachovia
  Group 6.30%    05/03/07      --     $99.84   $500,000,000.00   1,495,000.00  0.30%      0.06%        Securities,
 due 5/10/2017                                                                                        West LB AG,
                                                                                                        Bank of
                                                                                                        America
                                                                                                       Securities
                                                                                                          LLC,
                                                                                                        Natixis,
                                                                                                       RBC Capital    Citigroup
                                                                                                         Markets,
                                                                                                         Scotia
                                                                                                        Capital,
                                                                                                         Lehman
                                                                                                       Brothers,
                                                                                                        Shinsei
                                                                                                      International
                                                                                                        Limited

                                                                                                         Morgan
                                                                                                        Stanley,
                                                                                                         Citi,
                                                                                                         Credit
                                                                                                        Suisse,
                                                                                                        Goldman,
                                                                                                        Sachs &
                                                                                                          Co.,
                                                                                                        Deutsche
                                                                                                          Bank
                                                                                                      Securities,
                                                                                                        JPMorgan
                                                                                                          RBS
                                                                                                       Greenwich
                                                                                                        Capital,
                                                                                                         Daiwa
                                                                                                       Securities
                                                                                                          SMBC
                                                                                                        Europe,
                                                                                                       Mitsubishi
                                                                                                          UFJ
                                                                                                      Securities,
                                                                                                        Wachovia
    Capmark                                                                                           Securities,
   Financial     05/03/07      --     $99.96   $1,200,000,000.00 3,680,000.00   0.31%       0.14%      West LB AG,      Citigroup
 Group 5.875%                                                                                           Bank of
 due 5/10/2012                                                                                          America
                                                                                                       Securities
                                                                                                          LLC,
                                                                                                        Natixis,
                                                                                                      RBC Capital
                                                                                                        Markets,
                                                                                                         Scotia
                                                                                                        Capital,
                                                                                                         Lehman
                                                                                                       Brothers,
                                                                                                        Shinsei
                                                                                                      International
                                                                                                        Limited
                                                                                                        Deutsche
                                                                                                          Bank
                                                                                                      Securities,
                                                                                                        Capmark
  Commercial                                                                                          Securities,
 Mortgage Pass                                                                                        Citigroup,
 Throu 6.0103%   08/06/07      --     $98.68   $1,454,915,000.00 9,000,000     6.60%       0.34%         Morgan      Deutsche Bank
due 12/10/2049                                                                                          Stanley,
                                                                                                        KeyBanc
                                                                                                        Capital
                                                                                                        Markets,